                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 14, 2003



                                   EMTEC, INC.
               (Exact name of Registrant as specified in Charter)



         Delaware                                2-54020                              87-0273300
(State or other jurisdiction of             (Commission File No.)                    (IRS Employer
         incorporation                                                           Identification Number)


817 East Gate Drive, Mount Laurel, New Jersey                                              08054
(Address of principal executive offices)                                                 (Zip Code)


Registrant's telephone number, including area code:  (856) 235-2121






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         ITEM 9.  REGULATION FD DISCLOSURE.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Emtec, Inc. (the "Company") on Form 10-Q for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John P. Howlett, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 'SS' 1350, as adopted pursuant to 'SS' 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                                /s/ John P. Howlett.
                                                Chief Executive Officer
                                                February 14, 2003






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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Emtec, Inc. (the "Company") on Form 10-Q for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sam Bhatt, Vice President of Finance and Operations of the Company, certify, pursuant to 18 U.S.C. 'SS' 1350, as adopted pursuant to 'SS' 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                                    /s/ Sam Bhatt
                                                    Vice President of Finance
                                                    February 14, 2003





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized


                                       EMTEC, INC.

                                       By:  /s/  JOHN P. HOWLETT
                                            ------------------------------------
                                                John P. Howlett
                                                Chairman, President, and Chief
                                                Executive Officer
                                                (Principal Executive Officer)


                                       By:  /s/  SAM BHATT
                                            ------------------------------------
                                                Sam Bhatt
                                                Vice President - Finance
                                                (Principal Financial and
                                                Accounting Officer)

February 14, 2003




                            STATEMENT OF DIFFERENCES


         The section symbol shall be expressed as ..................'SS'